UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 7, 2008
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On August 7, 2008, MetLife, Inc. (the “Company”) entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Subordinated Indenture, dated as of June 21, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee, and the First Supplemental Indenture, dated as of June 21, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee.

The Sixth Supplemental Indenture modifies the terms of the Company’s 4.82% Junior Subordinated Debt Securities, Series A, due 2039 (the “Series A Debentures”), which were issued in connection with the issuance in June, 2005 of the Company’s 6.375% Common Equity Units (the “Units”). Each Unit initially consisted of a contract to purchase shares of the Company’s common stock in accordance with the terms of the Units, as well as a 1/80th or 1.25% undivided beneficial ownership interest in a Series A trust preferred security of MetLife Capital Trust II (“Trust II”) and a 1/80th or 1.25% undivided beneficial ownership interest in a Series B trust preferred security of MetLife Capital Trust III (“Trust III”). The sole assets of Trust II and Trust III consisted of the Series A Debentures and 4.91% Junior Subordinated Debt Securities, Series B, due 2040, respectively.

On August 6, 2008, as permitted by the Amended and Restated Declaration of Trust of Trust II (the “Declaration”), the Company dissolved Trust II, and each of the Units thereafter included a 1/80th or 1.25% undivided beneficial interest in the Series A Debentures. The Sixth Supplemental Indenture provides that remarketing procedures set forth in the Declaration will apply to a remarketing of the Series A Debentures on behalf of the holders of Units. The Sixth Supplemental Indenture also sets forth redemption provisions that will be applicable to the Series A Debentures and shortens the length of the period following which a default in the payment of interest will constitute an event of default, in each case, after a successful remarketing. A copy of the Sixth Supplemental Indenture is included as Exhibit 4.1 hereto, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

4.1	Sixth Supplemental Indenture dated as of August 7, 2008 to the Subordinated Indenture dated as of June 21, 2005 between MetLife, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: August 8, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
4.1	Sixth Supplemental Indenture dated as of August 7, 2008 to the Subordinated Indenture dated as of June 21, 2005 between MetLife, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee.